SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN Mobile Storage Inc., a Delaware corporation (“GFNMS”), GFN North America Corp., a Delaware corporation (“GFNNA”), and its subsidiary Pac-Van, Inc., an Indiana corporation (which, combined with GFNMS, is referred to herein as “Pac-Van”), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”), and its subsidiaries. GFN Holdings and its subsidiaries are collectively referred to herein as “Royal Wolf.”

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Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1

i

Item 7.01 Regulation FD Disclosure

On April 11, 2011 GFN issued a press release announcing that its subsidiary, GFN Australasia Holdings Pty Limited (to be renamed Royal Wolf Holdings Limited, if converted to a public company) (“Royal Wolf”), is considering a proposal to undertake an initial public offering of its ordinary shares (“Shares”) in Australia and apply for listing of its Shares on the Australian Securities Exchange (“Australian IPO”).   General Finance intends to retain an indirect majority interest in Royal Wolf subsequent to the Australian IPO.

A final decision on whether or not to proceed with the Australian IPO has not yet been made and the offer remains subject to, among other things, pricing and execution of an underwriting agreement on acceptable terms. If the Australian IPO proceeds, Royal Wolf will file a prospectus with the Australian Securities & Investments Commission (“ASIC”), and eligible persons, which do not include persons in the United States, will need to complete an application form that will be in or will accompany the prospectus for the Australian IPO.

If successful, General Finance intends to use the net proceeds from the Australian IPO for, among other things, satisfying General Finance’s put obligation to repurchase the 13.8% minority interest in Royal Wolf’s immediate holding company from Bison Capital Australia L.P., reducing senior and subordinated borrowings, paying the costs of the Australian IPO and for general working capital purposes.

In the planned Australian IPO it is proposed that the offering will include a broker firm offer and an institutional offer. The offering will not be available to persons who are in the United States.  In connection with the proposed Australian IPO, certain information about Royal Wolf will be disclosed to prospective investors. The information disclosed to prospective investors will include the information attached to the news release attached as Exhibit 99.1.

A copy of the press release of GFN dated April 11, 2011 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events

On April 11, 2011 GFN issued a press release announcing that its subsidiary, GFN Australasia Holdings Pty Limited (to be renamed Royal Wolf Holdings Limited, if converted to a public company) (“Royal Wolf”), is considering a proposal to undertake an initial public offering of its ordinary shares (“Shares”) in Australia and apply for listing of its Shares on the Australian Securities Exchange (“Australian IPO”).   General Finance intends to retain an indirect majority interest in Royal Wolf subsequent to the Australian IPO.

A final decision on whether or not to proceed with the Australian IPO has not yet been made and the offer remains subject to, among other things, pricing and execution of an underwriting agreement on acceptable terms. If the Australian IPO proceeds, Royal Wolf will file a prospectus with the Australian Securities & Investments Commission (“ASIC”), and eligible persons, which do not include persons in the United States, will need to complete an application form that will be in or will accompany the prospectus for the Australian IPO.

If successful, General Finance intends to use the net proceeds from the Australian IPO for, among other things, satisfying General Finance’s put obligation to repurchase the 13.8% minority interest in Royal Wolf’s immediate holding company from Bison Capital Australia L.P., reducing senior and subordinated borrowings, paying the costs of the Australian IPO and for general working capital purposes.

In the planned Australian IPO it is proposed that the offering will include a broker firm offer and an institutional offer. The offering will not be available to persons who are in the United States.  In connection with the proposed Australian IPO, certain information about Royal Wolf will be disclosed to prospective investors. The information disclosed to prospective investors will include the information attached to the news release attached as Exhibit 99.1.

A copy of the press release of GFN dated April 11, 2011 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1           Press Release of GFN dated April 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: April 11, 2011	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release of GFN dated April 11, 2011

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